As filed with the U.S. Securities and Exchange Commission on August 10, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP & Infrastructure Total Return Fund
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report May 31, 2020

The Cushing® MLP & Infrastructure Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Table of Contents

Shareholder Letter (Unaudited)	1
Allocation of Portfolio Assets (Unaudited)	5
Key Financial Data (Unaudited)	6
Schedule of Investments (Unaudited)	7
Statement of Assets & Liabilities (Unaudited)	11
Statement of Operations (Unaudited)	12
Statements of Changes in Net Assets	13
Statement of Cash Flows (Unaudited)	14
Financial Highlights	15
Notes to Financial Statements (Unaudited)	17
Additional Information (Unaudited)	26
Board Approval of Investment Management Agreement (Unaudited)	30

The Cushing® MLP & Infrastructure Total Return Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2020 (the “period”), the Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions during the period) of –35.09%, versus a total return of –2.10% for the S&P 500® Index (Total Return) (“S&P 500”). The Fund’s Market Price Total Return (equal to the change in market price per share plus reinvested cash distributions during the period) was –43.37% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of market price to NAV. The Fund’s shares traded at a 20.25% discount to NAV as of the end of the period, compared to a 8.60% discount at the end of the Fund’s last fiscal year and a 12.83% discount as of May 31, 2019. As measured by the Alerian MLP Index (Total Return) (“AMZ”), the performance of master limited partnerships (“MLPs”) decreased by –24.26% for the period.

Industry Overview and Themes

During the period, investor uncertainty spiked with the proliferation of COVID-19 cases around the globe, contributing to a slowdown in global commerce as a result of measures employed in attempt to mitigate the advance of the virus. Further damaging – particularly for energy investors – were the failed talks between OPEC and Russia on a coordinated production cut to support crude oil prices. Saudi Arabia and Russia reacted to the disagreement by showing a willingness to flood the market with crude oil. These two factors combined to create a “perfect storm” across the energy supply chain: a decline in global demand coupled with an increase in global supply.

The speed and severity of the declines in energy commodity prices and midstream energy equities during the month of March were unprecedented. With a monthly total return of –47.2%, March was the worst month in the AMZ’s 24-year history by a factor of more than 2.5x (the AMZ dropped by –17.17% in the second worst month, September 2008).

We believe price agnostic, forced selling from other large midstream-focused listed closed-end funds (“CEFs”) further exacerbated midstream equity weakness. Many of these CEFs use leverage in an attempt to generate additional income for the portfolio. During sharp market declines, these CEFs may be forced to sell holdings quickly to reduce leverage, often without regard to price. Many of these funds reported significant net NAV impairment during the period, adding further negativity to the midstream equity investor sentiment.

Most midstream management teams were proactive to quickly implement measures seeking to preserve financial flexibility and endure the negative environment. Such announced measures have included slashing capital expenditure forecasts, deferring projects, cutting operating costs and, in select cases, voluntarily reducing distributions / dividends. These year-to-date revisions have resulted in several billion dollars of capital savings and even higher free cash flow (“FCF”) yields, despite reduced earnings projections. As of period end, performance of the AMZ had rallied by approximately 110% since its March 18, 2020 low.

We are of the view that the risk/reward for the midstream energy sector in general is tilted to the upside for investors with longer-term perspectives. With higher projected FCFs in conjunction with lower leverage, higher distribution coverage and less reliance on equity markets, we are optimistic that midstream energy equities will attract incremental fund flows, supporting better valuations.

Fund Performance and Strategy

Overall, the Fund sold positions during the period on a broad-based basis across all companies and subsectors. The Fund’s top relative contributors to performance versus the AMZ were companies that either the Fund did not own or the size of the Fund’s weighting of the holding was much less than that of the AMZ. Conversely, the least relative contributions to performance were companies the Fund owned, but are not included in the AMZ.

At the subsector level, the Fund benefitted from underweight exposure to holdings in the Large Cap Diversified Master Limited Partnerships (“MLPs”), Crude Oil & Refined Products and Natural Gas Gatherers & Processors subsectors. These three subsectors were the top three detractors of the AMZ’s performance for the period. The Fund was negatively impacted by the performance of holdings in the Large Cap Diversified C-Corps subsector, the holdings of which are not included in the AMZ.

Midstream companies positioned “closer to the wellhead” (typically gathering and processing companies), performed poorly for the period, as did companies with higher leverage than their peers. We also believe select companies were among the top holdings of other large midstream-focused CEFs and were thus part of the forced selling previously discussed during March.

On an absolute basis, the top contributors in order of greatest contribution to least were: 1) Equitrans Midstream Corp. (NYSE: ETRN); 2) Antero Midstream Corp. (NYSE: AM); and 3) Clearway Energy Inc. (NYSE: CWEN). Equitrans Midstream and Antero Midstream are both northeast natural gas-focused stocks, which benefitted from the expected slowdown in crude oil focused drilling activity, which will also reduce associated natural gas production (natural gas produced as a byproduct of crude oil production). The Fund added to both positions during the period. Clearway benefitted from positive renewable energy sentiment and growth, positive implications from the approval of California utility PG&E Corps’ (NYSE: PCG) plan of reorganization, and the announcement of accretive renewable projects. All three of these holdings had positive absolute performance for the period.

On an absolute basis, the bottom contributors in order of most negative to least negative performance were: 1) Targa Resources, Corp. (NYSE: TRGP); 2) ONEOK, Inc. (NYSE: OKE); and 3) Plains GP Holdings, LP (NYSE: PAGP). All three companies were top weights in the Fund during the period and were negatively impacted by broad-based selling in midstream energy equities. ONEOK was further negatively impacted by investor concerns on Bakken production growth. All three companies remained top weighting in the Fund as of the end of the period. We believe all three companies will benefit from their integrated value chains across multiple geographies and products, as well as the ability to better withstand changing/slowing activity levels with exploration & production (“E&P”) company customers.

Although we are constructive on the midstream sector overall, we have taken a more defensive posture in the Fund over the latter portion of the period to address ongoing concerns regarding the impact of crude oil price volatility. We have significantly reduced the Fund’s exposure to more commodity-sensitive names and companies positioned closer to the wellhead (i.e. gatherers and processors). We have also increased the Fund’s exposure to overly discounted natural gas midstream companies, which may benefit from the decline (or flattening) of crude oil production (e.g. less associated gas supply) and whose outlook has structurally improved.

In addition, we have positioned the Fund in companies where we believe cash flows to be more resilient given the commodity downturn. We also prefer companies with conservative leverage profiles and the ability to cancel or defer capital projects to enhance financial flexibility (enabling further leverage reductions or stock buybacks).

At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified C-Corps; 2) Large Cap MLPs; and 3) YieldCos.

Leverage

The Fund’s investment strategy focuses on holding core positions in midstream companies with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in midstream companies and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

As of the beginning of the period, SRV’s leverage was 141% of managed assets (including the proceeds of leverage). While we had repositioned the Fund into more defensive companies with less commodity-sensitivity prior to the period, this leverage combined with the sharp market decline of March did negatively impact the Fund’s NAV performance for the period. This leverage has been reduced to 115% of managed assets as of the end of the period. Average leverage for the period was 128% of managed assets.

Closing

The Fund’s merger with The Cushing® Energy Income Fund (NYSE: SRF) was completed on Friday, May 29, 2020, after the closing of trading on the New York Stock Exchange. In the merger, common shareholders of SRF received newly-issued common shares of the Fund in a tax-free transaction having an aggregate net asset value equal to the aggregate net asset value of their holdings of SRF common shares, as determined at the close of business on May 29, 2020.

In addition, John Musgrave joined the Fund’s portfolio management team and Paul Euseppi no longer serves as a portfolio manager of the Fund. Jerry Swank and John Musgrave are now jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

We believe the midstream sector has been oversold and maintain our view that select company valuations are compelling. The extreme downside moves during the period were likely excessive, driven by indiscriminate or forced selling. In our view, this creates long-term buying opportunities for investors with the wherewithal to step in.

It is important to remember that most midstream companies have taken great strides in the last few years by increasing distribution coverage, eliminating reliance on public equity funding, self-financing capital projects, improving governance structures and decreasing leverage.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors. An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP & Infrastructure Total Return Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® MLP & Infrastructure Total Return Fund Key Financial Data (Supplemental Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2019 through May 31, 2020	Fiscal Year Ended 11/30/19	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,033,036	$6,545,077	$7,605,948	$9,481,830	$9,454,162	$13,068,439
Interest	123,622	358,546	188,009	15,536	68,490	333,901
Other	16,197	300	16,592	1,093	27,378	80,169
Total income from investments	$3,172,855	$6,903,923	$7,810,549	$9,498,459	$9,550,030	$13,482,509
Adviser fee and operating expenses Adviser fees, less reimbursement by
Adviser	$386,374	$1,066,046	$1,232,758	$1,362,722	$1,009,528	$1,899,225
Operating expenses(a)	307,684	729,812	547,309	565,496	671,117	895,481
Interest and dividends	266,399	1,026,987	1,108,640	1,028,222	907,714	1,447,431
Other	0	0	0	0	1,097	124,456
Total Adviser fees and operating expenses	$960,457	$2,822,845	$2,888,707	$2,956,440	$2,589,456	$4,366,593
Distributable Cash Flow (DCF)(b)	$2,212,398	$4,081,078	$4,921,842	$6,542,019	$6,960,574	$9,115,916
Distributions paid on common stock	$2,432,430	$7,297,290	$7,297,290	$7,293,250	$7,273,047	$14,873,359
Distributions paid on common stock per share	$0.36	$1.08	$1.08	$1.08	$1.08	$2.21
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.3x	0.9x	1.1x	1.3x	1.3x	0.9x
After Adviser fee and operating expenses	0.9x	0.6x	0.7x	0.9x	1.0x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of period	64,395,782	99,026,398	103,494,265	114,917,830	149,772,615	138,132,445
Unrealized appreciation (depreciation), net of income taxes	(12,022,794)	852,192	(2,847,325)	(5,855,903)	21,588,546	(30,615,651)
Short-term borrowings	8,265,000	28,915,000	26,050,000	33,650,000	49,454,119	43,368,787
Short-term borrowings as a percent of total assets	13%	29%	25%	29%	33%	31%
Net Assets, end of period	55,648,458	69,717,658	76,381,982	81,002,320	99,969,625	92,650,518
Net Asset Value per common share	$6.37	$10.35	$11.34	$12.03	$14.84	$13.76
Market Value per share	$5.08	$9.46	$9.72	$10.73	$12.69	$12.02
Market Capitalization	$44,366,500	$63,706,497	$65,457,415	$72,259,060	$85,458,292	$80,946,310
Shares Outstanding	8,733,563	6,734,302	6,734,302	6,734,302	6,734,302	6,734,302

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments (Unaudited)	May 31, 2020

Common Stock — 69.8%	Shares	Fair Value
Exploration & Production — 7.2%
Canada — 1.4%
Franco-Nevada Corporation(1)	4,634	$651,448
Vermillion Energy, Inc.(1)	27,030	134,339
France — 0.1%
Total SA(1)	1,604	60,278
Norway — 0.5%
Equinor ASA(1)	18,810	274,438
United Kingdom — 0.7%
BP plc(1)	17,265	399,512
United States — 4.5%
Brigham Minerals, Inc.(1)	65,703	870,565
Cabot Oil & Gas Corporation(1)	23,126	458,820
Chevron Corporation(1)	2,901	266,022
Cimarex Energy Corporation(1)	5,944	156,208
Goodrich Petroleum Corporation(1)(2)	46,567	374,399
Texas Pacific Land Trust(1)	575	337,174
QEP Resources, Inc.(1)	43,051	36,748
		4,019,951
Large Cap Diversified C Corps — 28.7%
Canada — 11.6%
Enbridge, Inc.(1)	55,000	1,784,750
Pembina Pipeline Corporation(1)	84,310	2,110,279
TC Energy Corporation(1)	56,999	2,565,525
United States — 17.1%
Kinder Morgan, Inc.(1)	167,250	2,642,550
ONEOK, Inc.(1)	70,978	2,604,183
Williams Companies, Inc.(1)	209,806	4,286,337
		15,993,624
Natural Gas Gatherers & Processors — 8.0%
United States — 8.0%
Altus Midstream Company (1)(2)	23,434	16,169
Antero Midstream Corporation (1)	147,500	705,050
CNX Resources Corporation (1)(2)	26,869	273,795
Targa Resources Corporation(1)	192,974	3,452,305
		4,447,319
Natural Gas Transportation & Storage — 3.6%
United States — 3.6%
Equitrans Midstream Corporation(1)	246,849	1,997,008

Refiners — 0.5%
United States — 0.5%
Valero Energy Corporation(1)	4,147	276,356

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Common Stock — (Continued)	Shares	Fair Value
Solar — 4.7%
United Kingdom — 4.7%
Atlantica Sustainable Infrastructure plc (1)	99,930	$2,618,166

Utilities — 8.4%
Canada — 1.3%
Algonquin Power & Utilities Corporation(1)	50,000	700,000
United States — 7.1%
AES Corporation(1)	38,500	480,865
Evergy, Inc.(1)	8,000	493,520
Dominion Energy, Inc.(1)	27,900	2,371,779
NextEra Energy, Inc.(1)	2,450	626,122
		4,672,286
Yield Co — 8.7%
United States — 8.7%
Clearway Energy Inc.(1)	132,482	2,902,681
TerraForm Power, Inc. (1)	104,434	1,919,497
		4,822,178
Total Common Stocks (Cost $43,929,924)		$38,846,888

MLP Investments and Related Companies — 35.3%	Units
Crude Oil & Refined Products — 5.6%
United States — 5.6%
Magellan Midstream Partners, L.P.(1)	40,250	$1,824,935
Phillips 66 Partners, L.P.(1)	28,650	1,280,082
		3,105,017
Exploration & Production — 0.6%
United States — 0.6%
Kimbell Royalty Partners, L.P.(1)	47,238	324,053

Large Cap Diversified C Corps — 4.9%
United States — 4.9%
Plains GP Holdings, L.P.(1)	273,948	2,736,741

Large Cap MLP — 14.4%
United States — 14.4%
Energy Transfer, L.P.(1)	438,027	3,574,300
Enterprise Products Partners, L.P.(1)	172,100	3,287,110
MPLX, L.P.(1)	60,434	1,147,642
		8,009,052

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

MLP Investments and Related Companies — (Continued)	Units	Fair Value
Natural Gas Gatherers & Processors — 3.4%
United States — 3.4%
CNX Midstream Partners, L.P.(1)	89,114	$646,968
Enable Midstream Partners, L.P.(1)	157,454	655,009
Hess Midstream, L.P.(1)	29,457	572,055
		1,874,032
Upstream MLPs — 0.9%
United States — 0.9%
Black Stone Minerals, L.P.(1)	47,401	300,522
Viper Energy Partners L.P.(1)	19,480	204,345
		504,867
Yield Co — 5.5%
United States — 5.5%
NextEra Energy Partners, L.P.(1)	59,958	3,064,453
Total MLP Investments and Related Companies (Cost $25,061,973)		$19,618,215

Preferred Stock — 4.6%
Crude Oil & Refined Products — 0.7%
United States — 0.7%
NGL Energy Partners L.P.(1)	20,313	$365,431

Upstream MLPs — 0.0%
United States — 0.0%
Mid-Con Energy Partners L.P.(1)	5,814	15,349

Utilities — 3.9%
United States — 3.9%
NextEra Energy Capital Holdings Inc.(1)	81,000	2,181,330
Total Preferred Stock (Cost $2,793,074)		$2,562,110

Fixed Income — 3.8%	Principal Amount
Large Cap MLP — 0.2%
United States — 0.2%
Energy Transfer Operating, L.P., 6.750%, due 05/15/2170(1)	170,000	$141,958

Natural Gas Gatherers & Processors — 2.3%
United States — 2.3%
DCP Midstream, L.P., 7.375%, due 06/15/2023(1)	2,075,000	1,264,453

Utilities — 1.3%
United States — 1.3%
Dominion Energy, Inc., 4.650%, due 06/15/2025(1)	750,000	734,314
Total Fixed Income (Cost $2,937,041)		$2,140,725

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Schedule of Investments (Unaudited)	May 31, 2020 — (Continued)

Short-Term Investments — Investment Companies — 1.4%	Shares	Fair Value
United States — 1.4%
First American Government Obligations Fund - Class X, 0.09% (1)(3)	389,393	$389,393
First American Treasury Obligations Fund - Class X, 0.10% (1)(3)	389,392	389,392
Total Short-Term Investments - Investment Companies (Cost $778,785)		$778,785
Total Investments — 114.9% (Cost $75,500,797)		$63,946,723
Liabiliities in Excess of Other Assets - (14.9)%		(8,298,265)
Net Assets Applicable to Common Shareholders — 100.0%		$55,648,458

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)	No distribution or dividend was made during the period ended May 31, 2020. As such, it is classified as a non-income producing security as of May 31, 2020.
(3)	Rate reported is the current yield as of May 31, 2020.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Assets & Liabilities (Unaudited) May 31, 2020

Assets
Investments, at fair value (cost $75,500,797)	$63,946,723
Distributions and dividends receivable	254,889
Interest receivable	87,602
Prepaid expenses and other receivables	106,568
Total assets	64,395,782
Liabilities
Short-term borrowings	8,265,000
Payable to Adviser, net of waiver	52,344
Accrued interest expense	9,817
Accrued expenses and other liabilities	420,163
Total liabilities	8,747,324
Net assets applicable to common shareholders	$55,648,458
Components of Net Assets
Common shares of beneficial interest, $0.001 par value; 8,733,563 shares issued and outstanding (unlimited shares authorized)	$8,734
Additional paid-in capital	174,829,018
Accumulated net losses	(119,189,294)
Net assets applicable to common shareholders	$55,648,458
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$6.37

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Operations (Unaudited) Period From December 1, 2019 through May 31, 2020

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $41,170	$3,033,036
Less: return of capital on distributions	(2,363,560)
Distribution and dividend income	669,476
Interest income	123,622
Other income	16,197
Total Investment Income	809,295
Expenses
Adviser fees	483,136
Professional fees	97,504
Administrator fees	60,462
Trustees’ fees	41,694
Reports to shareholders	29,027
Fund accounting fees	22,313
Registration fees	20,531
Transfer agent fees	13,892
Insurance expense	12,978
Custodian fees and expenses	4,738
Other expenses	4,545
Total Expenses before Interest	790,820
Interest expense	266,399
Total Expenses	1,057,219
Less: Expenses waived by Adviser	(96,762)
Net Expenses	960,457
Net Investment Loss	(151,162)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(11,469,783)
Net realized gain on written options	60,392
Net realized loss on investments	(11,409,391)
Net change in unrealized depreciation of investments	(12,872,406)
Net change in unrealized depreciation of options	(2,580)
Net change in unrealized depreciation of investments	(12,874,986)
Net Realized and Unrealized Gain (Loss) on Investments	(24,284,377)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(24,435,539)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statements of Changes in Net Assets

	Period From December 1, 2019 through May 31, 2020 (Unaudited)	Fiscal Year Ended November 30, 2019
Operations
Net investment loss	$(151,162)	$(795,197)
Net realized loss on investments and options	(11,409,391)	(2,271,266)
Net change in unrealized appreciation/depreciation of investments and options	(12,874,986)	3,699,429
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(24,435,539)	632,966
Distributions and dividends to common shareholders
Distributable earnings	(2,432,430)	(7,297,290)
Return of capital	—	—
Total distributions and dividends to common shareholders	(2,432,430)	(7,297,290)
Capital Share Transactions
Issuance of 1,999,261 shares in connection with the merger with Cushing Energy Income Fund (Note 1).	12,798,769	—
Net increase in net assets applicable to common shareholders from capital share transactions	12,798,769	—
Total decrease in net assets applicable to common shareholders	(14,069,200)	(6,664,324)
Net Assets
Beginning of period	69,717,658	76,381,982
End of period	$55,648,458	$69,717,658

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Statement of Cash Flows (Unaudited) Period From December 1, 2019 through May 31, 2020

OPERATING ACTIVITIES
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$(24,435,539)
Adjustments to reconcile increase in the net assets applicable to common shareholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation of investments	12,874,986
Purchases of investments	(23,664,826)
Proceeds from sales of investments	43,358,470
Proceeds from option transactions, net	1,545,073
Return of capital on distributions	2,363,560
Net realized loss on sales of investments	11,408,954
Net proceeds from sales of short-term investments, net	(578,533)
Net accretion/amortization of senior notes’ premiums/discounts	(3,037)
Changes in operating assets and liabilities
Interest receivable	5,844
Distributions and dividends receivable	26,938
Prepaid expenses and other receivables	60,376
Distributions and dividends payable	(10,334)
Payable to Adviser, net of waiver	(31,056)
Accrued interest expense	9,817
Taxes payable	(150,142)
Accrued expenses and other liabilities	284,799
Net cash provided by operating activities	23,065,350
FINANCING ACTIVITIES
Proceeds from borrowing facility	4,250,000
Repayment of borrowing facility	(24,900,000)
Distributions and dividends paid to common shareholders	(2,432,430)
Net cash used in financing activities	(23,082,430)
DECREASE IN CASH AND CASH EQUIVALENTS	(17,080)
CASH AND CASH EQUIVALENTS:
Beginning of period	17,080
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest Paid	$256,582
Net assets and liabilities received from merger	$12,798,679

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights

	Period From December 1, 2019 through May 31, 2020 (Unaudited)	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Per Common Share Data(1)
Net Asset Value, beginning of period	$10.35	$11.34	$12.03	$14.84	$13.76	$29.70
Income from Investment Operations:
Net investment income (loss)	2.72	(0.12)	(0.04)	(0.42)	(0.29)	(8.83)
Net realized and unrealized gain (loss) on investments	(6.34)	0.21	0.43	(1.31)	2.45	(4.90)
Total increase (decrease) from investment operations	(3.62)	0.09	0.39	(1.73)	2.16	(13.73)
Less Distributions and Dividends to Common Shareholders:
Net investment income	(0.36)	(1.08)	(0.01)	—	—	—
Return of capital	—	—	(1.07)	(1.08)	(1.08)	(2.21)
Total distributions and dividends to common shareholders	(0.36)	(1.08)	(1.08)	(1.08)	(1.08)	(2.21)
Net Asset Value, end of period	$6.37	$10.35	$11.34	$12.03	$14.84	$13.76
Per common share fair value, end of period	$5.08	$9.46	$9.72	$10.73	$12.69	$12.02
Total Investment Return Based on Fair Value(2)	(43.37)%	8.51%	(0.58)%	(8.05)%	15.98%	(67.20)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Financial Highlights — (Continued)

	Period From December 1, 2019 through May 31, 2020 (Unaudited)		Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$55,648		$69,718	$76,382	$81,002	$99,970	$92,651
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(3)(4)	3.47%		3.73%	3.35%	4.04%	3.14%	2.11%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)	(0.90)%		(1.40)%	(0.63)%	(2.60)%	(2.85)%	(2.19)%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)	(0.55)%		(1.05)%	(0.27)%	(2.16)%	(2.08)%	(1.58)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver	(0.90)%		(1.40)%	(0.63)%	(3.60)%	(3.01)%	(1.30)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver	(0.55)%		(1.05)%	(0.27)%	(3.16)%	(2.24)%	(0.70)%
Portfolio turnover rate	31.00	%(7)	44.67%	95.57%	62.87%	97.78%	97.30%
Total borrowings outstanding (in thousands)	$8,265		$28,915	$26,050	$33,650	$49,454	$43,369
Asset coverage, per $1,000 of indebtedness(8)	$7,733		$3,411	$3,932	$3,407	$3,021	$3,136

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)

For the period ended May 31, 2020, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2019, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2017, the Fund accrued $972,195 in net current and deferred tax expense. For the fiscal year ended November 30, 2016, the Fund accrued $141,294 in net current and deferred tax expense. For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit.

(4)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 3.82%, 4.08%, 3.71%, 4.48%, 3.91%, and 2.71% for the period ended May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 3.82%, 4.08%, 3.71%, 3.48%, 3.75%, and 3.60% for the period ended May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.47%, 3.73%, 3.35%, 3.04%, 2.97%, and 2.99% for the period ended May 31, 2020 and fiscal years ended November 30, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(7)	Not annualized.
(8)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund Notes to Financial Statements (Unaudited) May 31, 2020

1. Organization

The Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

Pursuant to a plan of merger approved by the shareholders of the Fund and Cushing Energy Income Fund (“SRF”), SRF merged with and into the Fund on May 29, 2020. A total of 2,474,989 common shares of SRF were exchanged for 1,999,261 common shares of the Fund as of the closing date. Net Asset Value (“NAV”) per share and SRF’s share conversion ratio on the day of the merger were as follows:

	NAV/Share	Conversion Ratio
The Fund	$6.40	N/A
SRF	$5.17	0.80778543

The Adviser has performed an analysis and determined that the merger is an asset acquisition and that the Fund is the accounting survivor of the merger. Therefore, the merger has been accounted for under the asset acquisition method of accounting by the Fund in accordance with ASC 805-50, Business Combinations—Related Issues. Per ASC 805-50-30-1, SRF’s assets are recognized based on their cost to the Fund, which includes transaction costs of the asset acquisition of $267,007 that were capitalized in the cost of investments acquired, and no gain or loss is recognized. No cash consideration was given for SRF’s assets, so per ASC 805-50-30-2, measurement of the merger proceeds is based on the cost to the Fund or the fair value of the net assets acquired, whichever is more clearly evident and, thus, more reliably measured. The Adviser has determined that the fair value of the assets acquired, as represented by the net asset value of SRF calculated in accordance with the valuation procedures adopted by the Board of Trustees of SRF and the Fund in accordance with Section 2(a)(41) of the Investment Company Act of 1940 (the “1940 Act”), is more clearly evident and, thus, more reliably measurable. SRF’s net assets included $467,690 of net unrealized appreciation on investments and $7,391,827 of net realized loss on investments. The net assets of the Fund prior to the merger were $42,849,689, and following the merger, the combined net assets of the Fund totaled $55,648,458.

The merger qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. In a tax-free reorganization:

1.	No gain or loss was recognized by SRF by reason of the merger.

2.

No gain or loss was recognized by SRF shareholders upon the exchange of their shares of SRF solely for shares of the Fund pursuant to the merger. SRF shareholders may, however, recognize gain or loss with respect to any cash those shareholders receive pursuant to the merger in lieu of fractional shares.

3.	The historical cost of investment securities was carried forward to the Fund.

Capital loss carryovers are favorable tax assets that can be used to offset gains in future taxable periods. As of November 30, 2019, SRF had the following estimated capital loss carryovers for federal income tax purposes. Final amounts of capital carryovers and any loss limitations will be determined at the end of the Fund’s current tax year ending November 30, 2020.

SRF Fiscal Year Ended Capital Losses	Amount	Expiration
November 30, 2015	$89,036,198	November 30, 2020
November 30, 2016	39,588,381	November 30, 2021
November 30, 2019	3,090,987	Unlimited
Total	$131,715,566

The Statement of Operations, Statement of Changes in Net Assets, and the Financial Highlights for the current period do not include any pre-merger activity of SRF and prior reporting periods of the Fund are not restated.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv) An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2020.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2020, the Fund has estimated approximately 78% of the distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2019, the Fund’s Distributions were 100%, or $7,297,290, ordinary income. For the period ended May 31, 2020, the Fund’s Distributions were expected to be 100%, or $2,432,430, ordinary income. The final character of Distributions paid for the period ended May 31, 2020 will be determined in early 2021.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount.

Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of options. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2020.

The average monthly fair value of written options during the period ended May 31, 2020 was $5,992.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2020

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$60,392	$60,392

Net Change in Unrealized Appreciation of Derivatives Recognized as a Result from Operations
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$(2,580)	$(2,580)

J. Recent Accounting Pronouncements

In March 2017, FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective December 1, 2019, the Fund adopted ASU 2017-08 and the adoption did not have a material impact on the financial statements.

3. Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets through March 6, 2021. The Adviser earned $483,136 and waived $96,762 in advisory fees for the period ended May 31, 2020. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $45,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under subchapter M of the IRC and distribute all of it’s taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. To the extent these “book/tax” differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The accumulated net loss for the Fund as of May 31, 2020 was $(119,189,294). The tax character of the tax basis of the current components of accumulated net loss will be determined at the end of the current tax year ending November 30, 2020.

As of November 30, 2019, for federal income tax purposes, capital loss carryforwards of $102,498,926 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated. The Fund will determine the current year capital loss carryforward at the end of the current tax year ending November 30, 2020.

Fiscal year Ended Capital Losses	Amount	Expiration
November 30, 2015	$49,423,179	November 30, 2020
November 30, 2016	35,612,716	November 30, 2021
November 30, 2017	2,137,180	November 30, 2022
November 30, 2019	15,325,851	Unlimited
Total	$102,498,926

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$38,846,888	$38,846,888	$—	$—
Master Limited Partnerships and Related Companies(a)	19,618,215	19,618,215	—	—
Preferred Stock(a)	2,562,110	2,562,110	—	—
Total Equity Securities	61,027,213	61,027,213	—	—
Notes
Senior Notes	2,140,725	—	2,140,725	—
Total Notes	2,140,725	—	2,140,725	—
Other
Short-Term Investments(a)	778,785	778,785	—	—
Total Other	778,785	778,785	—	—
Total Assets	$63,946,723	$61,805,998	$2,140,725	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2020.

7. Investment Transactions

For the period ended May 31, 2020, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $23,664,826 and $43,358,470 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $55,504 and $1,489,569 respectively.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 8,733,563 shares outstanding as of May 31, 2020. Transactions in common shares for the fiscal year ended 2019 and period ended May 31, 2020 were as follows:

Shares at November 30, 2018	6,734,302
Shares at November 30, 2019	6,734,302
Issuance of common shares in connection with merger	1,999,261
Shares at May 31, 2020	8,733,563

9. Borrowing Facilities

The Fund maintained a margin account arrangement with ScotiabankTM during the period. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2020 was $21,631,667 and 2.15%, respectively. At May 31, 2020, the principal balance outstanding was $8,265,000 and accrued interest expense was $9,817.

10. Subsequent Events

The Fund’s Board of Trustees approved a 1-for-4 reverse share split of the Fund’s common shares, which occurred after the close of trading on the New York Stock Exchange (“NYSE”) on June 12, 2020. Trading in the Fund’s common shares on a split adjusted basis began at the market open on June 15, 2020. The Fund’s common shares continue trading on the NYSE under its existing ticker symbol, but were assigned a new CUSIP number. As a result of the reverse share split, every four of the Fund’s outstanding common shares converted into one common share. After the reverse share split, shareholders’ accounts reflected proportionally fewer common shares with a higher net asset value per common share. Each common shareholder held the same percentage of the Fund’s outstanding common shares immediately following the reverse share split as such shareholder held immediately prior to the reverse share split, subject to adjustments for fractional shares resulting from the reverse share split. No fractional shares were issued as a result of the reverse share split, other than in the Fund’s dividend reinvestment plan. Fractional shares resulting from the reverse share split were aggregated and sold on the NYSE by U.S. Bank Global Fund Services, LLC, the Fund’s transfer agent, and the proceeds were distributed pro rata among shareholders who would otherwise have received fractional shares in the reverse share split.

Subsequent to May 31, 2020, the Fund declared monthly distributions to common shareholders in the amounts of $0.1919 and 0.1200 per share per month, payable on June 30 and July 31, 2020, to shareholders of record on June 15 and July 14, 2020, respectively.

The Cushing® MLP & Infrastructure Total Return Fund Additional Information (Unaudited) May 31, 2020

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of infrastructure master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) (the “80% policy”). For purposes of the Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing members interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies (“Other Natural Resource Companies”). The Fund considers and MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resource-based activities.

The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publically traded partnerships under the Internal Revenue Code.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2020, the aggregate compensation paid by the Fund to the independent trustees was $41,694. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2020 was 31.00%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP & Infrastructure Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on May 1, 2020. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Mr. Brian R. Bruce as Class I Trustee of the Fund to hold office for a three-year term expiring at the Fund’s 2023 annual meeting, or until his successor is elected and duly qualified.

	For	Withheld
Brian R. Bruce	5,545,422	240,177

The Cushing® MLP & Infrastructure Total Return Fund Board Approval of Investment Management Agreement (Unaudited) May 31, 2020

On May 21, 2020, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Trustees considered the Adviser’s recent reduction in force in response to the COVID-19 pandemic, noting that the Trustees remain comfortable that the Adviser has sufficient resources to continue to provide adequate services to the Fund and that the steps taken by the Adviser appear to have been prudent under the circumstances.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC. The Trustees discussed the limited number of funds contained in many of the peer groups and universes and the general methodology used by FUSE in preparing its report.

Based on such information, the Trustees determined that the Fund’s total net expense ratio of 2.37% was in the most expensive quartile with respect to its peer group and in the most expensive quartile with respect to its universe, and the Fund’s contractual advisory fee of 1.25% was in the most expensive quartile with respect to both its peer group and universe, but noted the Adviser’s agreement to waive 0.25% of its advisory fee on a voluntary basis, which would place the Fund’s net advisory fee as equal to the median contractual advisory fee for its peer group and universe, recognizing that other funds included in the peer group and universe may also have similar advisory fee waivers. The Trustees further noted that following the close of the reorganization of the Cushing® Energy Income Fund into the Fund, the Adviser has agreed to continue to waive 0.25% of its advisory fee for a one-year period.

Consideration of Investment Performance

The Trustees regularly review the performance of the Fund throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (NAV) and market price. The Trustees determined that the Fund’s performance based on NAV was in the highest performing percentile (top one percent) for the one-year period, in the highest performing quartile for the three-year and five-year periods. The Trustees also noted that SRV’s performance based on market price was stronger, in the highest performing percentile for the one-year, three-year and five-year periods. The Trustees noted that for the ten-year period, the Fund’s peer group was very small consisting of only two funds (including the Fund).

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Trustees determined that the Fund was profitable to the Adviser, and that the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP & Infrastructure Total Return Fund

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank	CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer and Treasurer Barry Y. Greenberg Chief Compliance Officer and Secretary	TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court, Suite 1700 Dallas, TX 75225	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

The Cushing® MLP & Infrastructure Total Return Fund

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2019-12/31/2019	0	0	0	0
Month #2 01/01/2020-01/31/2020	0	0	0	0
Month #3 02/01/2020-02/29/2020	0	0	0	0
Month #4 03/01/2020-03/31/2020	0	0	0	0
Month #5 04/01/2020-04/30/2020	0	0	0	0
Month #6 05/01/2020-05/31/2020	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP & Infrastructure Total Return Fund

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 10, 2020

By (Signature and Title)	/s/John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 10, 2020